                                                                   Exhibit 10.61

                                PLEDGE AGREEMENT
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         This is a pledge agreement made as of October 8, 2001 between Scott G. Silk, an individual residing at 30 Partridge Lane, Boxford, Massachusetts 01921 ("Pledgor") and ePresence, Inc., a Massachusetts corporation, with its principal place of business located at 120 Flanders Road, Westboro, Massachusetts, 01581 ("Pledgee").

                                   WITNESSETH:

         WHEREAS, the Pledgor has issued a secured promissory note (the "Note") of even date herewith in the original principal amount of Fifteen Thousand Four Hundred Ninety Five Dollars and Sixty Eight Cents ($15,495.68) Dollars payable to the Pledgee pursuant to its terms; and

         WHEREAS, as collateral security for the obligations of the Pledgor under the Note, the Pledgor has agreed to pledge and grant to the Pledgee a first priority security interest in 15,000 shares (the "Shares") of common stock of the Pledgee that are restricted under an Executive Officer Restricted Stock Agreement (the "Restricted Stock Agreement") between the Pledgor and the Pledgee dated October 8, 1999, as more fully set forth herein;

         NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

         1. Pledge of Collateral. As collateral security for the performance of
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the obligations of the Pledgor under the Note (the "Obligations"), the Pledgor hereby pledges and grants to the Pledgee a security interest in and to the Shares, and any and all stock rights, powers and other distributions, dividends or proceeds thereof. In addition, any stock rights, dividends, powers or other distributions or proceeds received by the Pledgor shall be held in trust for and delivered to the Pledgee to be held in accordance with the terms of this Agreement, and shall be included in the Shares described above.

         2. Holding of the Shares. The Shares are maintained in book entry for
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the account of the Pledgor by the Pledgee's transfer agent with an applicable restrictive legend regarding the pledge of the Shares hereunder. Upon payment in full of the Notes, the Pledgee shall instruct the transfer agent to remove the restrictive legend from the Shares.

         3. Pledgee's Rights and Duties with Respect to the Collateral.
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Pledgee's only duty with respect to the Shares shall be to exercise reasonable care to secure the safe custody thereof all other duties being hereby expressly disclaimed. Pledgee shall have the right, but not the obligation, to (a) demand, sue for, receive and collect all money or money damages payable on account of any Shares, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Shares, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Shares. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand and become part of the Obligations secured by the Shares. Pledgee shall be relieved of all responsibility for the Shares upon surrendering them to Pledgor.

     4. Pledgor's Warranties and Indemnity.
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        4.1 Pledgor represents, warrants and covenants (a) that Pledgor is the lawful owner of the Shares, (b) that the Shares are fully paid and nonassessable, (c) that as of the date hereof, the Shares are free and clear of all liens, encumbrances, and security interests, other than the security interest granted by the Pledgor hereunder, and this pledge constitutes a valid and perfected security interest in the Shares enforceable against the Pledgor,
(d) that the Shares are not subject to any outstanding rights of redemption or options to purchase or sell except as set forth in the Restricted Stock Agreement, (e) that the Pledgor has the sole right and lawful authority to pledge the Shares and otherwise to comply with the provisions hereof, (f) no litigation is pending or threatened against the Pledgor, which if adversely determined, would have a material adverse effect against the Pledgor or the Pledgee's rights in respect of the Shares, (g) that the Pledgor agrees to defend the Pledgee's title in the Shares and the security interest therein against any and all claims and demands, and (h) this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

        4.2 If any adverse claim is asserted in respect of the Shares or any portion thereof, except as such may arise from the wanton, reckless or unauthorized acts of the Pledgee, the Pledgor agrees to indemnify the Pledgee and hold the Pledgee harmless from and against any reasonable liabilities or damages, and reasonable attorney's fees incurred by the Pledgee in exercising any right, power or remedy of the Pledgee hereunder.

     5. Voting of Collateral. While Pledgor is not in default hereunder, Pledgor
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may vote the Shares, provided that said voting shall be in conformity with the Pledgor's performance under this Agreement and the Note.

     6. Dividends and Other Distributions. While Pledgor is not in default
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hereunder, Pledgor may receive all cash dividends, payments of principal and interest, and other cash distributions payable with respect to Shares, provided,
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however, that Pledgor shall immediately inform Pledgee of the receipt of any
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such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Shares to be distributed directly to Pledgee, to be held by Pledgee as additional Shares, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. Pledgor's Default. Pledgor shall be in default hereunder upon the
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occurrence of any of the following events ("Defaults"):

        (a) Any event of default shall occur under the Note;

        (b) If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Shares (except pursuant to this Pledge Agreement);

        (c) If any warranty of Pledgor hereunder is or shall become false;

        (d) If Pledgor fails to fulfill any obligation hereunder;

        (e) If Pledgor fails to pay or perform any of the Obligations when such payment of performance is due.

     8. Pledgee's Rights upon Default. Upon the occurrence of any default as
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defined in Section 7 hereof, Pledgee may, if Pledgee so elects in its sole discretion, take any one or more of the following:

        (a) at any time and from time to time sell, assign and deliver all or any part of the Shares, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine; provided that (i) at
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least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the terms of the proposed sale and Pledgee shall sell the Shares proposed to be sold to any purchaser procured by Pledgor who is ready, willing and able to purchase, and who prior to the time of such sale tenders the purchase price of, such Shares on terms more favorable to Pledgee than the terms contained in such notice; provided, further, the Pledgor acknowledges that the
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Pledgee may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price;

        (b) exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Shares as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default;

        (c) transfer the Shares into the name of the Pledgee and become sole and absolute owner thereof;

        (d) exercise all other rights available to a secured party under the Uniform Commercial Code or other applicable law or hereunder; and

        (e) the rights and remedies available pursuant to the Agreement are cumulative, and not exclusive of any other rights or remedies otherwise available to the Pledgee.

     9. Application of Sale Proceeds. In the event of a sale of Shares, the
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proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Shares or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

         10. Notices. All notices made or required to be made hereunder shall be
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sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

         11. Heirs, Successors, Etc. This Agreement and all of its terms and
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provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

         12. Pledgee's Forbearance. Any forbearance, failure or delay by Pledgee
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in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

         13. Further Assurances. The Pledgor covenants and agrees to execute and
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deliver, or cause to be executed or delivered, all such other stock powers, proxies, instruments, and documents, and will take such other action or actions as the Pledgee may reasonably request from time to time in order to carry out the provisions and purposes hereof.

         14. Termination. This Agreement and the pledge and security interest
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represented hereby shall terminate upon the indefeasible payment in full of the Note.

         15. Miscellaneous. (a) This Agreement or any part thereof cannot be
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changed, waived, or amended except by an instrument in writing signed by Pledgee; and waiver on one occasion shall not operate as a waiver on any other occasion. (b) The Uniform Commercial Code and other laws of the Commonwealth of Massachusetts shall govern the construction and enforcement of this Agreement.
(c) If any part of this Agreement or any agreement, document, or instrument executed in connection herewith shall be deemed invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall continue to be binding upon the parties. (d) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

         16. Jurisdiction. The Pledgor irrevocably submits to the jurisdiction
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of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding brought by the Lender arising out of or relating to this Agreement, and the Pledgor waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that the Pledgor is not personally subject to the jurisdiction of the courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts or that the Pledgor's property is exempt or immune from execution or attachment, either prior to judgment or in aid of execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court.

THE PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

         EXECUTED under seal as of the date first above written.

         PLEDGOR:

          /s/ Scott G. Silk
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         Scott G. Silk

         PLEDGEE:

         ePresence Inc.


          /s/ Richard M. Spaulding
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         By: Richard M. Spaulding
         Its: Senior Vice President & CFO